Employee Benefit Plans	12 Months Ended
Dec. 31, 2024
Employee Benefit Plans
Employee Benefit Plans

11. Employee Benefit Plans

China Contribution Plan

The Company’s subsidiaries, VIEs and VIEs’ subsidiaries in China participate in a government-mandated, multi-employer, defined contribution plan, pursuant to which certain retirement, medical, housing and other welfare benefits are provided to employees. Chinese labor laws require the entities incorporated in China to pay to the local labor and welfare authorities a monthly contribution at a stated contribution rate based on the monthly basic compensation of qualified employees. The local labor bureau is responsible for meeting all retirement benefit obligations. The Group has no further commitments beyond its monthly contribution. For the years ended December 31, 2022, 2023 and 2024, the Group’s total contribution was US$91.2 million, US$79.5 million and US$80.4 million, respectively.